UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO

           SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        November 20, 2001
                                                 ------------------------------

                      Krupp Realty Limited Partnership - IV
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     Massachusetts                      0-11987                 04-2772783
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(State or other jurisdiction of     (Commission             (IRS employer
incorporation or organization)      file number)            identification no.)


One Beacon Street, Boston, Massachusetts                            02108
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(Address of principal executive offices)                         (Zip Code)


                                 (617) 523-7722
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              (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets

          Disposition of Pavillion Apartments


          On August 27, 2001, Pavillion Partners, Ltd, an entity owned by Krupp Realty Limited Partnership - IV (the "Partnership"), entered into a Purchase and Sale Agreement, as amended by a Master Amendment to Purchase and Sale Agreements dated September 28, 2001, as further amended by a Second Master Amendment to Purchase and Sale Agreements dated October 5, 2001 to sell its interest in Pavillion apartments, a 350-unit multi-family apartment community located in Garland, Texas, to Alexon Ventures LLC (the "Buyer") for consideration of approximately $15,573,000, less the repayment of the existing mortgage and closing costs. The Buyer is not an affiliate of either the Partnership or its general partners.

          The sale was  consummated  on November  20, 2001 and, as of that date,
          the   Partnership  no  longer  has  any  investments  in  multi-family apartment communities or any other real estate assets.

Item 7.   Financial Statements, Pro forma Financial Information and Exhibits

          The following documents are filed as part of this Form 8-K.

          (a)  Financial Statements of Business Acquired

                 Not applicable

          (b)  Pro Forma Financial Information

                 See "Pro Forma Financial Statements" attached to this Form 8-K.

          (c)  Exhibits

                   Exhibit 2.1 Purchase  and Sale  Agreement  dated August 27,
                               2001 by and between Pavillion Partners, Ltd and Alexon Ventures, LLC.

                   Exhibit 2.2 Master Amendment to Purchase and Sale Agreements
                               dated September 28, 2001 by and between Pavillion Partners, Ltd, Tanglewood Associates Limited Partnership and Windsor Partners Limited Partnership and The Laramar Group, L.L.C. (formerly known as Alexon Ventures, LLC)

                   Exhibit 2.3 Second  Master  Amendment  to  Purchase  and Sale
                               Agreements dated October 5, 2001 by and between Pavillion Partners, Ltd, Tanglewood Associates Limited Partnership and Windsor Partners Limited Partnership and The Laramar Group, L.L.C. (formerly known as Alexon Ventures, LLC)




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



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         Krupp Realty Limited Partnership - IV
                                         --------------------------------------
                                                     (Registrant)

                                         By:  /s/ David C. Quade
                                            -----------------------------------
                                             David C. Quade
                                             Treasurer and Chief Accounting
                                             Officer of the Krupp Corporation, a
                                             General Partner


December 5, 2001












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


                         PRO FORMA FINANCIAL INFORMATION

On November 20, 2001, Pavillion Partners, Ltd, an entity owned by Krupp Realty Limited Partnership-IV (the "Partnership") sold its entire interest in Pavillion Apartments to The Laramar Group, L.L.C. (formerly known as Alexon Ventures,
LLC), a party unaffiliated with either the Partnership or its general partners, for consideration of approximately $15,573,000.

The Partnership has presented in this Form 8-K, a Pro Forma Consolidated Balance Sheet at December 31, 2000 and Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 to give effect to the sale. See Note 1 to the Pro Forma Consolidated Financial Statements for further discussion of this matter.

In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited Pro Forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Partnership would have been for the periods, nor does it purport to represent the Partnership's results of operations for future periods.






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

             KRUPP REALTY LIMITED PARTNERSHIP - IV AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 2001

                                   (Unaudited)


                                     ASSETS


                                    As Reported
                                    On Form 10-Q
                                         at         Pavillion       Pro Forma
                                    September 30,   Pro Forma      September 30,
                                        2001       Adjustments         2001
                                      (Note 1)       (Note 1)        (Note 1)
                                    ------------   ------------    ------------
Multi-family apartment
  communities held for sale         $  7,067,296   $ (3,189,702)   $  3,877,594
Cash and cash equivalents              3,241,820      8,521,889      11,763,709
Real estate tax escrows                  542,696       (262,173)        280,523
Prepaid expenses and other assets        252,886        (14,988)        237,898
Investment in securities                  95,516        (43,643)         51,873
Deferred expense, net of accumulated
  amortization                            18,950              -          18,950
                                    ------------   ------------    ------------

    Total assets                    $ 11,219,164   $  5,011,383    $ 16,230,547
                                    ============   ============    ============

                   LIABILITIES AND PARTNERS' (DEFICIT) EQUITY

Liabilities:
  Mortgage notes payable            $ 12,367,069   $ (6,538,945)   $  5,828,124
  Due to affiliates                       88,065        (78,498)          9,567
  Other Liabilities                    1,036,099       (331,516)        704,583
                                    ------------   ------------    ------------

    Total liabilities                 13,491,233     (6,948,959)      6,542,274

Partners' (deficit) equity            (2,272,069)    11,960,342       9,688,273
                                    ------------   ------------    ------------

    Total liabilities and partners'
      (deficit) equity              $ 11,219,164   $  5,011,383    $ 16,230,547
                                    ============   ============    ============














                            See accompanying note to
                  pro forma consolidated financial statements.


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

             KRUPP REALTY LIMITED PARTNERSHIP - IV AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 2001

                                   (Unaudited)


                                    As Reported
                                    on Form 10-Q                    Pro Forma
                                    for the Nine                   for the Nine
                                    Months Ended    Pavillion      Months Ended
                                    September 30,   Pro Forma      September 30,
                                        2001        Adjustments         2001
                                      (Note 1)       (Note 1)         (Note 1)
                                    ------------   ------------    ------------
Revenue:
  Rental                            $  5,150,000   $ (1,982,097)   $  3,167,903
  Other income                           100,084        (10,612)         89,472
                                    ------------   ------------    ------------

    Total revenue                      5,250,084     (1,992,709)      3,257,375
                                    ------------   ------------    ------------

Expenses:
  Operating                            1,399,175       (418,407)        980,768
  Maintenance                            371,845       (133,151)        238,694
  Real estate taxes                      547,662       (238,198)        309,464
  Management fees                        227,456        (81,482)        145,974
  General and administrative             270,777              -         270,777
  Depreciation and amortization        1,155,927       (354,750)        801,177
  Interest                             1,050,154       (497,747)        552,407
                                    ------------   ------------    ------------

    Total expenses                     5,022,996     (1,723,735)      3,299,261
                                    ------------   ------------    ------------

Income before minority interest and
  gain on sale of property               227,088       (268,974)        (41,886)

Minority interest                         (3,369)         2,690            (679)

Gain on sale of property              12,219,145              -      12,219,145
                                    ------------   ------------    ------------

Net income                          $ 12,442,864   $   (266,284)   $ 12,176,580
                                    ============   ============    ============














                            See accompanying note to
                  pro forma consolidated financial statements.

             KRUPP REALTY LIMITED PARTNERSHIP - IV AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000

                                   (Unaudited)


                                     As Reported
                                    on Form 10-K                    Pro Forma
                                    for the Year                   for the Year
                                        Ended       Pavillion         Ended
                                    December 31,    Pro Forma      December 31,
                                        2000        Adjustments        2000
                                      (Note 1)       (Note 1)        (Note 1)
                                    ------------   ------------    ------------
Revenue:
  Rental                            $  7,213,565   $ (2,609,340)   $  4,604,225
  Other income                            77,044        (17,718)         59,326
                                    ------------   ------------    ------------

    Total revenue                      7,290,609     (2,627,058)      4,663,551
                                    ------------   ------------    ------------

Expenses:
  Operating                            1,846,098       (558,999)      1,287,099
  Maintenance                            557,813       (193,967)        363,846
  Real estate taxes                      816,275       (312,414)        503,861
  Management fees                        291,677       (102,661)        189,016
  General and administrative             222,339              -         222,339
  Depreciation and amortization        1,676,566       (514,339)      1,162,227
  Interest                             1,543,174       (614,448)        928,726
                                    ------------   ------------    ------------

    Total expenses                     6,953,942     (2,296,828)      4,657,114
                                    ------------   ------------    ------------

Income before minority interest          336,667       (330,230)          6,437

Minority interest                         (2,682)         3,302             620
                                    ------------   ------------    ------------

Net income                          $    333,985   $   (326,928)   $      7,057
                                    ============   ============    ============



















                            See accompanying note to
                  pro forma consolidated financial statements.

             KRUPP REALTY LIMITED PARTNERSHIP - IV AND SUBSIDIARIES

                     NOTE TO PRO FORMA FINANCIAL STATEMENTS


(1)  Basis of Presentation

     The  Pro  Forma  Balance  Sheet  at  September  30,  2001 is  based  on the historical  consolidated  Balance Sheet of the  Partnership  as reported on
     Form 10-Q for the quarter ended September 30, 2001. The Pro Forma adjustment represents an adjustment to the Partnership's financial statements to show the effect of the sale. The Pro Forma Consolidated Balance Sheet at September 30, 2001 reflects the balance sheet as if the sale had occurred prior to September 30, 2001.

     The Pro Forma consolidated Statement of Operations for the nine months ended September 30, 2001 is based on the historical Consolidated Statement of Operations of the Partnership as reported on Form 10-Q for the nine months ended September 30, 2001. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 2000 is based on the historical Consolidated Statement of Operations for the Partnership as presented in the annual report of Form 10-K for the year ended December 31, 2000. The Pro Forma adjustments represent Pavillion's net income for the respective period presented. The Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2001 and for the year ended December 31, 2000 reflect the results of operations of the Partnership as if the Partnership had sold Pavillion prior to January 1, 2000. The Pro Forma Consolidated Statements of Operations do not reflect any gain or loss which may be recognized by the Partnership as a result of the sale.





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

                                  EXHIBIT INDEX


Exhibit No.                         Description


   2.1 Purchase and Sale Agreement dated August 27, 2001 by and between Pavillion Partners, Ltd and Alexon Ventures, LLC.

   2.2 Master Amendment to Purchase and Sale Agreements dated September 28, 2001 by and between Pavillion Partners, Ltd, Tanglewood Associates Limited Partnership and Windsor Partners Limited Partnership and The Laramar Group, L.L.C. (formerly known as Alexon Ventures, LLC)

   2.3 Second Master Amendment to Purchase and Sale Agreements dated October 5, 2001 by and between Pavillion Partners, Ltd, Tanglewood Associates Limited Partnership and Windsor Partners Limited Partnership and The Laramar Group, L.L.C. (formerly known as Alexon Ventures, LLC)





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